VOYA FUNDS TRUST

Voya Floating Rate Fund

Voya GNMA Income Fund

Voya High Yield Bond Fund

Voya Intermediate Bond Fund

Voya Short Term Bond Fund

Voya Strategic Income Opportunities Fund

VOYA SERIES FUND, INC.

Voya Global Multi-Asset Fund

Supplement dated June 7, 2017

to the current Class T Prospectuses (the “Prospectuses”)

and to the current Class T Statements of Additional Information (the “SAIs”)

for the above named Company/Trusts

(each a “Registrant” and collectively the “Registrants”)

and their respective Funds as identified above

(each a “Fund” and collectively the “Funds”)

Effective immediately, Class T shares of each Fund are offered to the public. Accordingly, any reference stating that Class T shares are not currently offered is deleted.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE